                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Samuel B. Witt III, Esq.          Eric R. Gabus
CHAIRMAN (NON-EXECUTIVE)          DIRECTOR EMERITUS
Jean-Marc Boillat                 Baron Hottinger
DIRECTOR                          DIRECTOR EMERITUS
Paul R. Brenner, Esq./1/          Rodolphe E. Hottinger
DIRECTOR                          PRESIDENT CHIEF EXECUTIVE OFFICER
Alexandre de Takacsy              Rudolf Millisits
DIRECTOR                          SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER
Claude Frey                       Philippe R. Comby, CFA, FRM
DIRECTOR                          VICE PRESIDENT
R. Clark Hooper/2/                Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT SECRETARY
Paul Hottinguer                   Glen Fougere
DIRECTOR                          ASSISTANT SECRETARY
Michael Kraynak, Jr./2/           Peter R. Guarino, Esq.
DIRECTOR                          CHIEF COMPLIANCE OFFICER
Didier Pineau-Valencienne/2,3/
DIRECTOR
Stephen K. West, Esq./2/
DIRECTOR / /
-------------------------------------------------------------------------------
/1/AUDIT COMMITTEE CHAIRMAN       /3/GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
/2/AUDIT COMMITTEE MEMBER

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citi Fund Services, LLC

CUSTODIAN
Citibank, N.A.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ".

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKETS REVIEW
    The turmoil in the credit markets, sparked by the decline in U.S. housing prices, reached a crisis level at the beginning of the year. Banks continued to hoard cash to meet contingent liabilities, almost completely shutting down refinancing possibilities. The acceleration in the widening of corporate spreads and a massive increase in the cost of insuring the debt of financial intermediaries were the consequences of difficulties in the interbank market. Despite continuous vigorous action by the U.S. Federal Reserve Board (the "FRB") and other central banking institutions, counterparty risk increased and market participants became very cautious in dealing with each other, leading to the demise of Bear Stearns. The bailout of this firm, engineered by the FRB, marked the low point for the market during the quarter. The quasi-certainty of having a lender of last resort not only for depository institutions but also for investment banks was a huge relief for the market and sparked a big rally.

    A potential recession itself was not the main factor behind the steep decline in the global equity markets. Investors usually anticipate changes in economic outlook and apply a discount to market consensus earnings estimates thereby pushing down prices before an actual recession occurs. In addition when recessions take place, monetary and fiscal policies become very expansive and provide support for equity prices. It was the paralysis in the securitized debt market that slowed down the flow of capital in the economic systems of the developed countries and scared off equity holders.

    The situation has since improved, as banks were able to shore up their capital bases with large rights offerings and private financing deals with sovereign funds. Financial institutions also were able to unload some impaired assets from their balance sheets, selling them to private equity companies or hedge funds.

SWISS MARKET REVIEW
    UBS and Credit Suisse have been in the news frequently since last October when their first write-downs were announced. Since that time, their stock prices have exhibited tremendous volatility. UBS' share price declined 55% into mid-March, but recovered by almost the same percentage towards the end of the month. Credit Suisse's share price followed a similar course, being down 30%, then up 30% during that period. This volatility reflects investors concerns about balance sheet quality and solvency compounded by mark-to-market accounting. When equity value is that questionable, investors do not wait until companies rebuild their book value with accumulated earnings. Only capital increases can provide the necessary relief. Credit Suisse was not forced to raise capital, but UBS was, as it was affected to a greater extent by market volatility. Its management tried to plug the gaps in its business model by emphasizing the development of the fixed income activity of the investment bank under a "one bank"

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

concept. Unfortunately, UBS tried to gain some time by building aggressively through massive risk-taking, effectively transforming part of its business into a hedge fund. The bank leveraged a perceived risk-free carry trade in the super senior tranches of the collateralized debt obligation sector. UBS relied too much on the opinions of external rating agencies and, ignoring the negative impact of market liquidity risk on valuation, concentrated on the credit risk of its securitized debt investments. Mark-to-market accounting then created a big drop in its capital base. The carrying value of its mortgage-linked securities investments had to reflect the massive correction in their market prices.

    The measures announced by UBS to rebuild its capital, including the 15 billion Swiss franc rights offering and the payment of a stock dividend should reduce the risk premium on balance sheet uncertainties. Investors will now dedicate more time scrutinizing UBS' earnings power and assessing the impact of management failures on the private banking franchise and the bank's capacity to attract net new money. However the debate will continue about the soundness of having the wealth management and the investment banking businesses under the same roof. Due to the investment bank's lack of visibility and its easy access to capital due to the other operations of UBS, the market valuation of the group may very well continue to reflect a conglomerate discount.

    Despite being very volatile, the remainder of the financial sector did fairly well. The shares of insurance companies, asset managers and regional banks finished the quarter mostly flat.

    Industrial companies suffered from a more negative expectation for the global economy, despite having good order backlog. Their shares had, at some point in the quarter, a correction of more than 20% but, as with the other sectors, they came back by about the same percentage, leaving them still in negative territory.

SWISS ECONOMIC NOTES
    Driven by strong domestic demand, the growth in the Swiss gross domestic product ("GDP") reached a healthy 3.1% in 2007. Given the uncertainties in the financial markets and moderation of global activity, Swiss economic growth is expected to decelerate in 2008, with the Swiss National Bank ("SNB") forecasting GDP growth between 1.5% to 2%. Exports to the rest of Europe and the United States began a decline towards the end of 2007. Interestingly, trading with Asia has so far more than compensated for that fall. The utilization of technical capacity in the manufacturing sector remains at a high level of 88% (above the long-term average of 84%). However, the Swiss Purchasing Manager Index (PMI), a forward looking indicator, dropped from 60.8 at the end of December 2007 to 55.3 at the end of March 2008 and the order backlog went from a level of 63.3 to 53.3 during the same period.

    The Swiss unemployment rate remained at a low level in March. The seasonally

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

adjusted rate was 2.5%, compared to 2.6% in December 2007.

    The Consumer Price Index ("CPI") increased from 2% in December to 2.6% in March, with both oil and goods contributing to the increase. The core CPI (without food and energy) increased from 0.9% to 1.4% over the same period. The high level of capacity utilization has allowed companies to pass higher input costs on to customers, triggering a rise of SNB inflation forecasts for this year from 1.7% to 2%. For 2009, the SNB expects rates to stabilize.

    During its last meeting the SNB, like the European Central Bank (the "ECB"), left its monetary policy unchanged. The target range for the three-month Swiss franc LIBOR stayed at 2.25%-3.25%. The SNB has communicated its intention to hold the rate in the middle of the target range for the time being since, on one hand inflation is on the rise but, on the other hand, economic activity is expected to be more subdued. For the SNB and the ECB, the primary mandate is to fight inflation. Economic conditions are taken into account but only through their impact on prices.

    Overall, monetary conditions were tighter during the quarter under review than they were in December. Even though the 10-year Confederation bond finished lower than in December (2.91% vs. 3.00%), yields on the corporate sector, for both low grade and prime borrowers, have risen sharply due to higher risk premiums. Mortgage rates during the first part of the year continued to rise slightly.

    Monetary authorities continue to be active in providing liquidity to the market to alleviate tensions on the international money markets. The SNB with the Bank of Canada, the Bank of England, the ECB and the FRB again in January conducted U.S. dollar repurchase transactions up to $4 billion. The SNB and the FRB also concluded two swap agreements in December and January.

    On the currency front, for the first time in history, the Swiss franc reached parity against the U.S. dollar and finished the quarter at 0.99. The U.S. dollar fell by 12.6% against the Swiss franc during the quarter, mostly as a result of a narrowing interest rate differential and a reduction in expectations for U.S. economic growth. The Swiss franc also rose against the euro by about 5% indicating, that in periods of turmoil, the Swiss franc retains its status as a safe haven currency. The outlook for the Swiss franc depends on the situation in the capital markets but it should remain favorable against the euro. In the short term, the U.S. dollar may be helped by a lower trade deficit. Economic stress is already having an impact on some member states of the European Union, as the financing of their deficits (accelerated by the housing crisis and economic slowdown), has become more expensive compared, for example, to their German peer. This could create problems for the "one-size fits all" monetary policy of the ECB.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    The Swiss current account surplus amounted to 15 billion Swiss francs at the end of the last quarter of 2007. Compared to the same period in 2006, it was reduced by lower income from investments abroad, but benefited from higher surplus from trade in goods and services.

CORPORATE NEWS
    On January 22, 2008, Roche and Ventana signed a definitive merger agreement after Roche upped its bid price by 18% from its original offer in June 2007. The final price came to $3.4 billion. Ventana is a leader in the fast-growing histopathology (tissue-based diagnostic) segment. This merger should allow Roche to broaden its diagnostic offerings and complement its world leadership in both in-vitro diagnostic systems and oncology therapies.

    UBS held an extraordinary meeting on February 27, 2008 during which shareholders approved the Board of Directors' proposal to create conditional share capital for the issuance of mandatory convertible notes with a value of 13 billion Swiss francs to the Government of Singapore Investment Corporation and an investor from the Middle East. They also approved a proposal to replace a cash dividend with a stock dividend.

    Just after the closing of the first quarter, UBS announced that its Chairman, Marcel Ospel, would not stand for re-election and that its investment banking arm had written down an additional $19 billion on its legacy assets. The total downward portfolio adjustment has reached $35 billion since the start of the sub-prime crisis in the United States.

    UBS also stated its intention to ask shareholders for a 15 billion Swiss franc capital increase at its ordinary general meeting on April 23/rd/.

    On another front, Switzerland's Alps continue to attract foreign investors and companies. Orascom Hotel & Development, Egypt's biggest traded hotel company, has announced, after having moved its headquarters to Altdorf, Switzerland, its intention to list a parent holding company on the Swiss market in May. The company is involved in a development project in Andermatt, where it plans to build hotels, apartments and golf courses across a 1.4 million-square meter site.

FUND PERFORMANCE AND INVESTMENTS REVIEW
    The Fund is heavily represented in the healthcare sector, particularly in the small and mid size bio-pharmaceutical companies as a way to insulate its assets from the consequences of economic disruptions.

    As mentioned in previous reports, this hedge from economic turmoil has not yet played out to the extent it was expected. Correlation has increased significantly within this sector and also has been on the rise with the riskiest assets in the stock market as investors are wary of early stage companies, especially in the biotech arena.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


    Financial stocks, in which the Fund has low exposure, have recovered to a large extent from the drop at the beginning of the year, but small- and mid-cap health care stocks have lagged as concerns persist that the U.S. Food and Drug Administration is becoming much more demanding in its procedures for approval, and is tilting towards being much more cautious within its risk-benefit framework analysis when assessing a drug candidate.

    Large companies, such as Novartis and, particularly, Roche, have seen large compression in their valuations, not only because of fear of the expiration of patents, but also because of questions about how the U.S. healthcare system in particular can continue to bear the very high cost of oncology and, in general, large molecule drugs. These companies may have an issue with top line growth but they are trading at very sizable discounts to the market as a whole. In that context, corporate actions such as acquisitions and cost cutting programs should provide a catalyst for price appreciation. In the biotech sector, valuations have collapsed as well and, even though in some cases there has been delay in product approvals, the correction in prices has gone very far. For smaller size companies in the sector with good quality pipelines and experienced management, cash and near cash on their balance sheets account for 30%, 50% and sometimes 80% of their total market value.

    The Fund also is heavily represented in the utility sector. In general, Swiss operators have spare capacity available to harvest peak load prices and portfolios of mostly clean energy production consisting mainly of hydro and nuclear power facilities. The sector had the opposite performance from financials, beginning the year with strength and finishing the quarter flat. There are still uncertainties about the liberalization of prices in Switzerland, within the context of European markets, and about the direction to take with new investments, as environmental policies are under discussion at the government level. Eventually prices will have to reflect the ever increasing cost of building new capacity which should benefit the companies with production greater than their delivery commitments and the ability to sell it on the spot market.

    In the industrial sector, the Fund's investments were mainly in companies benefiting from energy infrastructure and with exposure to clean energy. The sector was hit by profit taking and by the market impact of hedge funds having to deleverage their capital structure as prime brokers started to cut their credit lines.

    The Fund increased its exposure to the real estate/infrastructure sector but did not increase pure commercial real estate exposure, as Management continues to weigh the impact of the financial crisis on occupancy rates for office buildings.

    On the private equity side, the Fund has about 1.6% of its assets invested in limited partnerships (out of a total commitment

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

equal to 3% of its assets). The exposure is mainly in the buy-out area, compared to venture capital, where capital raising activity is more robust. Opportunities for pre-IPO financing and bridge financing are numerous now that the risk aversion in the public market has made access to the capital market more difficult. These types of investments have lower than average risk in the private equity space. Despite having smaller returns in terms of multiple of initial invested capital, they can provide similar internal rates of return as the time to exit is shorter.

    Price negotiation in the buy-out area is still a lengthy process. Valuation came down, but not as much as expected because, despite the credit market turmoil, there is still plenty of money competing for deals either from other private equity sources or from industrial buyers.

    Private equity and public equity is a continuum, and Management is encouraged by the sizable amount of synergies between the two sectors, be it in the valuation area, the type of due diligence required for investments or the access to valuable information on market segments and companies. As its share of the Fund's assets increases, private equity investments should also contribute to a reduction in the volatility of the overall portfolio. Public equity can become relatively more unstable due to the ever increasing activity of program trading and an increasing prevalence of long-short strategies. These investment strategies are not only being used by hedge funds, but also by recently launched mutual funds (such as "130/30 funds") for their capacity to use the proceeds of their short sales to invest more than 100% of their assets in long strategies

    The current structure of the Fund's portfolio is defensive with small hedging positions, slightly above average cash and low exposure to high beta stocks in the consumer cyclical and financial sectors. By the middle of March the Fund's out-performance of the Swiss Performance Index ("SPI") for the year combined with its out-performance of the SPI in 2007 (corrected for the dilution due to the capital increase), made up for the underperformance created by the impact of the 2007 issuance of new Fund shares at a discount to net asset value in connection with the Fund's rights offering. With the bailout of Bear Stearns, hedge funds started to massively cover their short positions in investment banks and, from its lowest point in March (-20% in Swiss francs), the SPI rallied by 6% in Swiss francs, and 5.5% in U.S. dollars, as the U.S. dollar strengthened slightly against the Swiss franc. On the upswing the Fund lagged the SPI and finished the quarter with the same return as the SPI.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)


Indices Performance Comparison

           ---------------------------------------------------------
                                                     YEAR TO DATE
                                                   DECEMBER 31, 2007
                                                        THROUGH
                                                    MARCH 31, 2008
           --------------------------------------- -----------------
           PERFORMANCE IN SWISS FRANCS
           Swiss Performance Index (SPI)                -13.92%
           Swiss Helvetia Fund
            Based on Net Asset Value                    -14.18%
           CHANGE IN U. S. DOLLAR VS. SWISS FRANC       -12.64%
           PERFORMANCE IN U.S. DOLLARS SWISS HELVETIA FUND
            PERFORMANCE
            Based on Net Asset Value                     -1.76%
            Based on Market Price                        -1.64%
           S & P 500 Index                               -9.44%
           MSCI EAFE Index                               -8.91%
           Lipper European Fund Index (10 Largest)       -9.48%
           Lipper European Fund Universe Average         -9.36%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG

OUTLOOK
    While the credit markets are still struggling and corporate defaults will continue to increase in the U.S. and elsewhere, the equity markets have priced in a large part of recent events. Since 2000, the price earnings ratios of the stock markets in the developed countries has undergone a massive compression, despite relatively strong earnings growth since 2003.

    On the positive side the liquidity available to hedge funds, private equity funds and sovereign funds should find its way into distressed debt and equity issuances of the financial sector.

    Real interest rates in the United States are negative, which should push some of the large cash positions in money market funds into equities. In Europe where the real interests rates are close to zero, we could experience the same phenomenon.

    The negative side is that global inflation, fed by commodities and labor cost increases, will slow down growth and put corporate margins under pressure. In summary, the positives and the negatives should balance out and the overall market, instead of experiencing a meltdown followed by a massive rally, may go through a trading range for a while. Volatility has come down already, reflecting the sentiment that the clean-up phase of the credit crunch and the drastic reduction of leverage may be finished.

    Economic growth in Europe and Asia is expected to slow down. Europe could suffer from lower activity in the construction industry and lower export volume to the United States and Asia. However a strong need for better and new infrastructure and the necessity to make emerging economies more efficient as labor costs increase will continue to drive demand for industrial products.

    In this context, Management will continue to concentrate on companies with under-recognized growth potential and sustainable competitive advantages, allowing them to raise prices in order to cope with cost inflation. In addition, there will be opportunities in the lagging healthcare sector, such as medical technology or drug manufacturing,

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

as valuations are attractive and investors are under-exposed.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 500,000 shares during 2008. During the period ended March 31, 2008, the Fund repurchased and retired 43,500 shares at an average price of $16.33 per share (including brokerage commissions) and a weighted average discount of 12.31%. These repurchases, which had a total cost of $710,161, resulted in an increase of $99,179 to the Fund's net asset value. This gain is the result of the difference between the Fund's net asset value and the activity price of the buyback.

Sincerely,

 LOGO

Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

 LOGO

Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

March 31, 2008

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

-------------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
-------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL
                                RETURN
                                YTD AS                TOTAL RETURN AS OF YEAR ENDED DECEMBER 31                   CUMULATIVE
                                  OF    ----------------------------------------------------------------------   PERFORMANCE
                                3/31/08  2007   2006   2005  2004   2003   2002    2001    2000   1999   1998  12/31/97-3/31/08
------------------------------- ------- ------ ------ ------ ----- ------ ------- ------- ------ ------ ------ ----------------
SWISS HELVETIA FUND             -14.18% -2.67% 20.56% 33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57%      64.32%*
Swiss Performance Index (SPI)   -13.92% -0.05% 20.67% 35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36%      52.92%
Swiss Market Index (SMI)        -14.85% -3.43% 15.85% 33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28%      15.31%
iShares Switzlerland/2/         -14.32% -0.97% 20.02% 32.45% 6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74%      30.95%
CS EF Swiss Blue Chips/3,7/     -14.64% -1.66% 18.78% 32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21%      21.10%
UBS (CH) Equity Fund/4,7/       -13.53% -2.55% 18.98% 33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75%      23.44%
Pictet (CH)-Swiss Equities/5,7/ -15.30%  1.94% 19.37% 37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05%      32.52%
Saraswiss (Bank Sarasin)/6,7/   -14.83% -2.86% 18.69% 33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41%      16.83%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES. /1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN EACH FUND'S NAV OVER A
SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE
NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK
EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 =
1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22,
12/31/07 = 1.13, 3/31/08 = 0.99
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO THE LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC
ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE.
THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* NOT INCLUDING THE RIGHTS OFFERING DILUTION, THE NAV PERFORMANCE OF 2007 WAS 4.00% RESULTING IN A CUMULATIVE PERFORMANCE OF 75.58% AS OF 3/31/08 IN SWISS FRANC TERMS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                Fair Value  Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 79.36%

        BANKS -- 5.51%

            430 BANK SARASIN & CIE AG
                REGISTERED SHARES                   $  1,878,166  0.30%
                Offers private banking, asset
                management, investment
                advisory, and institutional banking
                services.
                (Cost $1,611,112)

        302,500 CREDIT SUISSE GROUP
                REGISTERED SHARES                     15,460,669  2.44%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $8,810,069)

        601,000 UBS AG/2/
                REGISTERED SHARES                     17,536,889  2.77%
                A global diversified financial
                service company with significant
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $4,123,210)
                                                    ------------  ----
                                                      34,875,724  5.51%

        BASIC RESOURCES -- 2.38%

        117,236 PRECIOUS WOODS HOLDING AG/1/
                REGISTERED SHARES                     13,501,017  2.13%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $10,847,127)

                                                                  Percent
      No. of                                                      of Net
      Shares                 Security                 Fair Value  Assets
      -------------------------------------------------------------------

      BASIC RESOURCES -- (CONTINUED)

       75,000 UMS SCHWEIZERISCHE
              METALLWERKE HOLDING AG/1/
              BEARER SHARES                          $  1,592,437  0.25%
              Produces profiles and large
              dimension rods for electrical
              engineering, mechanical
              engineering, and construction
              companies, lead-free brass wire for
              batteries, billets, and small diameter
              wire and rods for the consumer
              goods and electronics industries.
              (Cost $1,655,849)
                                                     ------------  ----
                                                       15,093,454  2.38%

      BIOTECHNOLOGY -- 9.72%

      570,655 ACTELION LTD./1,2/
              REGISTERED SHARES                        31,243,080  4.94%
              Biotechnology company that
              develops and markets synthetic
              small-molecule drugs against
              diseases related to the
              endothelium.
              (Cost $14,690,032)

      288,360 ADDEX PHARMACEUTICALS, LTD./1/
              REGISTERED SHARES                         9,621,233  1.52%
              Bio-pharmaceutical company that
              discovers, develops, and markets
              therapeutic compounds for the
              treatment of addiction and other
              neuropsychiatric conditions.
              (Cost $15,078,778)

       10,000 BACHEM HOLDING AG
              REGISTERED SHARES                           939,791  0.15%
              Manufactures ingredients for
              pharmaceuticals, generic drugs,
              and research supplies.
              (Cost $833,329)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                Fair Value  Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        BIOTECHNOLOGY -- (CONTINUED)

         72,250 BASILEA PHARMACEUTICA/1/
                REGISTERED SHARES                   $ 10,592,235  1.67%
                Conducts research into the
                development of drugs for the
                treatment of infectious diseases
                and dermatological problems.
                (Cost $8,806,795)

         10,000 SANTHERA PHARMACEUTICAL
                HOLDING AG/1/
                REGISTERED SHARES                        757,798  0.12%
                Drug discovery and development
                company.
                (Cost $948,284)

         91,903 SPEEDEL HOLDING AG/1/
                REGISTERED SHARES                      8,362,843  1.32%
                Researches and develops
                therapies for cardiovascular and
                metabolic diseases.
                (Cost $12,460,344)
                                                    ------------  ----
                                                      61,516,980  9.72%

        CHEMICALS -- 6.90%

        148,331 SYNGENTA AG/2/
                REGISTERED SHARES                     43,642,203  6.90%
                Produces herbicides, insecticides
                and fungicides, and seeds for field
                crops, vegetables, and flowers.
                (Cost $19,808,425)
                                                    ------------  ----
                                                      43,642,203  6.90%

                                                               Percent
         No. of                                                of Net
         Shares              Security              Fair Value  Assets
         -------------------------------------------------------------

         CONSTRUCTION & MATERIALS -- 0.73%

           1,141 BELIMO HOLDING AG
                 REGISTERED SHARES                $  1,245,923   0.20%
                 World market leader in damper
                 and volume control actuators for
                 ventilation and air-conditioning
                 equipment.
                 (Cost $222,726)

           1,720 SIKA AG
                 BEARER SHARES                       3,391,133   0.53%
                 Leading producer of construction
                 chemicals.
                 (Cost $356,809)
                                                  ------------  -----
                                                     4,637,056   0.73%

         FOOD & BEVERAGES -- 14.88%

           2,690 BARRY CALLEBAUT AG/1/
                 REGISTERED SHARES                   2,339,012   0.37%
                 Manufactures cocoa, chocolate,
                 and confectionary products.
                 (Cost $1,374,087)

             290 LINDT & SPRUNGLI AG
                 REGISTERED SHARES                  10,316,617   1.63%
                 Major manufacturer of premium
                 Swiss chocolates.
                 (Cost $1,141,585)

         162,500 NESTLE SA/2/
                 REGISTERED SHARES                  81,533,416  12.88%
                 Largest food and beverage
                 processing company in the world.
                 (Cost $9,260,282)
                                                  ------------  -----
                                                    94,189,045  14.88%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                Fair Value  Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        INDUSTRIAL GOODS & SERVICES -- 3.83%

        646,457 ABB LTD./2/
                REGISTERED SHARES                   $ 17,425,351  2.75%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $9,612,320)

          6,440 INFICON HOLDING AG
                REGISTERED SHARES                      1,028,785  0.16%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and
                monitoring system.
                (Cost $581,616)

         37,001 KOMAX HOLDING AG
                REGISTERED SHARES                      5,798,650  0.92%
                Manufactures wire processing
                machines. Produces machines for
                cutting and stripping round and
                flat wire, crimping and insertion
                machines for processing single
                wires and equipment for
                processing wire harnesses.
                (Cost $5,816,062)
                                                    ------------  ----
                                                      24,252,786  3.83%

        PERSONAL & HOUSEHOLD GOODS -- 2.47%

         30,700 SCHULTHESS GROUP
                REGISTERED SHARES                      2,264,360  0.36%
                Develops, manufactures and sells
                household appliances and heating
                equipment.
                (Cost $3,031,407)

                                                                Percent
         No. of                                                 of Net
         Shares              Security               Fair Value  Assets
         --------------------------------------------------------------

         PERSONAL & HOUSEHOLD GOODS -- (CONTINUED)

          49,816 THE SWATCH GROUP AG
                 BEARER SHARES                     $ 13,372,578   2.11%
                 Manufactures finished watches,
                 movements and components.
                 Produces components necessary
                 to its eighteen watch brand
                 companies. Also operates retail
                 boutiques.
                 (Cost $13,753,331)
                                                   ------------  -----
                                                     15,636,938   2.47%

         PHARMACEUTICALS -- 17.21%

         781,300 NOVARTIS AG/2/
                 REGISTERED SHARES                   40,208,453   6.35%
                 One of the leading manufacturers
                 of branded and generic
                 pharmaceutical products.
                 Manufactures nutrition products.
                 (Cost $8,326,468)

         363,600 ROCHE HOLDING AG/2/
                 NON-VOTING EQUITY SECURITIES        68,709,206  10.86%
                 Worldwide pharmaceutical
                 company.
                 (Cost $6,578,721)
                                                   ------------  -----
                                                    108,917,659  17.21%

         REAL ESTATE AND INFRASTRUCTURE -- 0.74%

          11,100 FLUGHAFEN ZUERICH AG
                 REGISTERED SHARES                    4,668,723   0.74%
                 Constructs, leases, and maintains
                 airport structures and equipment.
                 (Cost $4,365,202)
                                                   ------------  -----
                                                      4,668,723   0.74%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008
             (continued)

                                                                Percent
        No. of                                                  of Net
        Shares               Security               Fair Value  Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        RETAILERS -- 2.97%

         38,550 GALENICA AG
                REGISTERED SHARES                  $ 12,833,110  2.03%
                Manufactures and distributes
                prescription and over-the-counter
                drugs, toiletries and hygiene
                products.
                (Cost $5,976,544)

          2,100 JELMOLI HOLDING AG
                BEARER SHARES                         5,945,099  0.94%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $3,707,265)
                                                   ------------  ----
                                                     18,778,209  2.97%

        TECHNOLOGY -- 3.79%

         22,700 OC OERLIKON CORP. AG/1/
                REGISTERED SHARES                     8,021,485  1.27%
                Manufactures coating machinery,
                semiconductor assembly
                equipment, and satellite
                components.
                (Cost $6,935,172)

        606,200 TEMENOS GROUP AG/1,2/
                REGISTERED SHARES                    15,935,696  2.52%
                Provides integrated software for
                the banking sector.
                (Cost $13,106,926)
                                                   ------------  ----
                                                     23,957,181  3.79%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                Fair Value  Assets
        ----------------------------------------------------------------

        UTILITY SUPPLIERS -- 8.23%

         18,762 ATEL HOLDING AG
                REGISTERED SHARES                   $ 11,353,377  1.80%
                Generates, transmits and
                distributes electricity throughout
                Europe.
                (Cost $6,674,873)

        162,250 BKW FMB ENERGIE AG/2/
                REGISTERED SHARES                     20,784,667  3.28%
                Produces electricity using
                nuclear, hydroelectric, solar,
                biomass and wind energy.
                (Cost $9,697,461)

         28,095 CENTRALSCHWEIZERISCHE
                KRAFTWERKE AG/2/
                REGISTERED SHARES                     15,594,919  2.46%
                Supplies electric power, operates
                and maintains distribution
                network facilities, constructs and
                installs equipment, and offers
                consulting services to its clients.
                (Cost $8,416,552)

          1,500 ELECTRIZITAETS-GESELLSCHAFT
                LAUFENBURG AG
                BEARER SHARES                          1,968,556  0.31%
                Operates nuclear and
                hydroelectric generating plants
                and sells excess power
                throughout Europe.
                (Cost $1,970,882)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008
             (continued)

                                                                 Percent
        No. of                                                   of Net
        Shares                Security               Fair Value  Assets
       -----------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       UTILITY SUPPLIERS -- (CONTINUED)

           5,000 RAETIA ENERGIE AG
                 PARTICIPATION CERTIFICATE          $  2,396,239   0.38%
                 Generates and distributes electric
                 power from its own hydroelectric
                 stations, as well as from outside
                 nuclear power suppliers of
                 electric power.
                 (Cost $2,035,541)
                                                    ------------  -----
                                                      52,097,758   8.23%

                 TOTAL COMMON STOCKS
                 (Cost $222,615,186)*               $502,263,716  79.36%

       PRIVATE EQUITY INVESTMENTS/3/ -- 0.83%

                 ARAVIS VENTURE II - LIMITED
                 PARTNERSHIP (420,000 EURO)/4/           665,515   0.11%

                 ZURMONT MADISON PRIVATE EQUITY,
                 LP (4,541,605 CHF)/4/                 4,591,886   0.72%
                                                    ------------  -----

                 TOTAL PRIVATE EQUITY INVESTMENTS
                 (Cost $4,796,577)                     5,257,401   0.83%

       CALL WARRANTS -- 0.13%

       1,250,000 GALENICA AG, EXPIRES 12/19/08 AT
                 400.00 CHF                              139,022   0.02%

       8,300,000 SWISS MARKET INDEX, EXPIRES
                 06/20/08 AT 7,800.00 CHF                671,351   0.11%
                                                    ------------  -----

                 TOTAL CALL WARRANTS
                 (Cost $2,612,834)                       810,373   0.13%

                                                                Percent
          No. of                                                of Net
          Shares              Security              Fair Value  Assets
         --------------------------------------------------------------

         PUT WARRANTS -- 0.49%

         2,110,000 JULIUS BAER HOLDING AG, EXPIRES
                   06/20/08 AT 78.00 CHF           $  1,728,022   0.27%

         3,100,000 KUEHNE & NAGEL INTERNATIONAL
                   AG, EXPIRES 09/19/08 AT
                   100.00 CHF                           814,923   0.13%

         2,350,000 SWISS RE, EXPIRES 06/20/08 AT
                   72.00 CHF                            570,244   0.09%
                                                   ------------ ------

                   TOTAL PUT WARRANTS
                   (Cost $3,412,745)                  3,113,189   0.49%

                   TOTAL INVESTMENTS
                   (Cost $233,437,342)*            $511,444,679  80.81%

                   OTHER ASSETS LESS OTHER
                   LIABILITIES, NET                 121,486,155  19.19%
                                                   ------------ ------

                   NET ASSETS                      $632,930,834 100.00%
                                                   ============ ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
/3/PRIVATE EQUITY INVESTMENTS ARE PRICED AT FAIR VALUE AS DETERMINED BY THE
   BOARD'S VALUATION COMMITTEE. AT THE END OF THE PERIOD, THE VALUE OF THESE SECURITIES AMOUNTED TO $5,257,401 OR 0.83% OF NET ASSETS.
/4/RESTRICTED SECURITY NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OTHER
   THAN RULE 144A SECURITIES. AT THE END OF THE PERIOD, THE VALUE OF THESE SECURITIES AMOUNTED TO $5,257,401 OR 0.83% OF NET ASSETS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

             Schedule of Investments (Unaudited)     March 31, 2008
             (concluded)


                                                                       Acquisition Value
             Security               Acquisition Date  Acquisition Cost     per unit
             --------               ----------------  ---------------- -----------------
Aravis Venture II                       July 31, 2007    $  205,328          $1.00
                                    February 21, 2008       399,343           1.00
Zurmont Madison Private Equity, LP     August 9, 2007        79,022           1.00
                                   September 13, 2007       778,342           1.00
                                    December 17, 2007       109,210           1.00
                                    February 28, 2008     3,225,332           1.00

*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $291,425,560
                   GROSS UNREALIZED DEPRECIATION   (13,418,223)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $278,007,337
                                                  ============

IN SEPTEMBER 2006, THE FINANCIAL ACCOUNTING STANDARDS BOARD ISSUED STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" ("SFAS 157".) THIS STANDARD ESTABLISHES A SINGLE AUTHORITATIVE DEFINITION OF FAIR VALUE, SETS OUT A FRAMEWORK FOR MEASURING FAIR VALUE, AND REQUIRES ADDITIONAL DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. SFAS 157 APPLIES TO FAIR VALUE MEASUREMENTS ALREADY REQUIRED OR PERMITTED BY EXISTING STANDARDS. SFAS 157 IS EFFECTIVE FOR FINANCIAL STATEMENTS ISSUED FOR FISCAL YEARS BEGINNING AFTER NOVEMBER 15, 2007, AND INTERIM PERIODS WITHIN THOSE FISCAL YEARS. THE CHANGES TO CURRENT GAAP FROM THE APPLICATION OF THIS STATEMENT RELATE TO THE DEFINITION OF FAIR VALUE, THE METHODS USED TO MEASURE FAIR VALUE, AND THE EXPANDED DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS.

ONE KEY COMPONENT OF THE IMPLEMENTATION OF SFAS 157 INCLUDES THE DEVELOPMENT OF A THREE-TIER FAIR VALUE HIERARCHY. THE BASIS OF THE TIERS IS DEPENDANT UPON THE VARIOUS "INPUTS" USED TO DETERMINE THE VALUE OF THE FUND'S INVESTMENTS. THESE INPUTS ARE SUMMARIZED IN THE THREE BROAD LEVELS LISTED BELOW:

LEVEL 1--QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS

LEVEL 2--OTHER SIGNIFICANT INPUTS (INCLUDING QUOTED PRICES OF SIMILAR SECURITIES, INTEREST RATES, PREPAYMENTS SPEEDS, CREDIT RISK, ETC.)

LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS (INCLUDING THE FUND'S OWN ASSUMPTIONS IN DETERMINING THE FAIR VALUE OF INVESTMENTS)

THE INPUTS OR METHODOLOGY USED FOR VALUING SECURITIES ARE NOT NECESSARILY AN INDICATION OF THE RISK ASSOCIATED WITH INVESTING IN THOSE SECURITIES.

THE FOLLOWING IS A SUMMARY OF THE INPUTS USED TO VALUE THE FUND'S NET ASSETS AS OF MARCH 31, 2008:

                                                           Investments
         Valuation Inputs                                in Securities
         ----------------                                -------------
           LEVEL 1--QUOTED PRICES                        $506,187,278
           LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS  $          0
           LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS      $  5,257,401
                                                         ------------
           TOTAL INVESTMENTS                             $511,444,679
                                                         ============

THE FOLLOWING IS A RECONCILIATION OF LEVEL 3 ASSETS (AT EITHER THE BEGINNING OR THE ENDING OF THE PERIOD) FOR WHICH SIGNIFICANT UNOBSERVABLE INPUTS WERE USED TO DETERMINE FAIR VALUE.

                                                              Investments
                                                            in Securities
                                                            -------------
        BALANCE AS OF 12/31/2007                             $1,230,949
        ACCRUED ACCRETION / (AMORTIZATION)                           --
        CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION)      401,777
        NET PURCHASE / (SALES)                                3,624,675
        TRANSFERS IN / (OUT) OF LEVEL 3                              --
                                                             ----------
        BALANCE AS OF 3/31/2008                              $5,257,401
                                                             ==========

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset value, AST will complete its purchases, even though

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                                                      A SWISS INVESTMENTS FUND





                         THE SWISS HELVETIA FUND, INC.

                               EXECUTIVE OFFICES
                         The Swiss Helvetia Fund, Inc.
                          1270 Avenue of the Americas
                                   Suite 400
                           New York, New York 10020
                                1-888-SWISS-00
                                (212) 332-2760
                                  www.swz.com

                                   THE SWISS
--------------------------------------------------------------------------------
                                   HELVETIA
--------------------------------------------------------------------------------
                                  FUND, INC.
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QUARTERLY REPORT
FOR THE
PERIOD ENDED
MARCH 31, 2008